SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 28, 2004

(Date of earliest event reported)

LANDAMERICA FINANCIAL GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Virginia	1-13990	54-1589611
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Gateway Centre Parkway Richmond, Virginia	23235-5153
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 267-8000

(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.

On July 28, 2004, LandAmerica Financial Group, Inc. issued a press release announcing an increase in its quarterly dividend. The press release is filed herewith as Exhibit 99.1 and incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

The following exhibit is filed as part of this report:

Exhibit No.	Description

99.1	Press Release dated July 28, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDAMERICA FINANCIAL GROUP, INC.
(Registrant)

Date: July 28, 2004	By:	/s/ G. William Evans
G. William Evans
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Press Release dated July 28, 2004